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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K
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                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 27, 2008
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                       LEGEND INTERNATIONAL HOLDINGS, INC
             (Exact name of registrant as specified in its charter)
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     Delaware                       000-32551                   23-3067904
  (State or Other Jurisdiction     (Commission              (I.R.S. Employer
    of Incorporation)              File Number)            Identification No.)

         Level 8, 580 St Kilda Road, Melbourne, Victoria Australia 3004
               (Address of Principal Executive Office) (Zip Code)

                                 61-3-8532-2866
              (Registrant's telephone number, including area code)


                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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



Item 5.02: Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 27, 2008, Legend International Holdings, Inc., a Delaware corporation (the "Company") announced that it had appointed Mr. Edward Walker, age 36, to the position of Project Manager for the Company's Queensland phosphate operations.

Mr Walker has acquired extensive international experience in the mining and water sectors via a number of senior engineering and project manager roles in international organisations. Mr Walker spent over 10 years in senior engineering roles in Australia and the United Kingdom before spending two years as a senior project manager of an Iron Ore Mining project run by Brazilian company Bahia Mineracao Limitada (BML). He then moved to a multi-disciplinary engineering firm Parsons Brinkerhoff as a Principal Engineer responsible for business development and delivery of client projects. He has excelled in all his positions. Mr Walker has a Bachelor of Engineering (Civil) from Swinburne University of Technology and an Executive MBA from the Business School of Sao Paulo.


Item 8.01:      Other Events

On October 27, 2008, the Company entered into a Heads of Agreement with Mt Isa Metals Ltd ("MET") for the formation of a Joint Venture ("JV") over each party's respective interest in tenements overlying the D-Tree phosphate deposit.

Under the JV, Legend will contribute tenements EPM 14753, EPMA's 17333, 17437, 17443 and 17446, and, MET will contribute tenement EPM 15763 (D- Tree West).

Legend will manage and hold an 80% interest in the JV and MET will hold a 20% contributing interest in the JV. Significantly, the JV will also have access to plant and infrastructure at Legend's 100% owned proposed Lady Annie phosphate development, which lies 9 miles to the east of D-Tree.

The Heads of Agreement is to be replaced by a formal JV agreement, which is expected to be finalised within 30 days.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    LEGEND INTERNATIONAL HOLDINGS, INC.
                                    (Company)

                                  By:        /s/ Peter Lee
                                             -----------------------------------
                                             Peter Lee
                                             Secretary


Dated: October 29, 2008